EXHIBIT 32


            CERTIFICATION OF BLAIR R. COUEY, CHIEF EXECUTIVE OFFICER
             AND ACTING CHIEF FINANCIAL OFFICER, AS ADOPTED PURSUANT
               TO 18 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In Connection with the Annual Report of Evans Systems, Inc. ("ESI") on Form 10-K for the fiscal year ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Blair R. Couey, Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Blair R. Couey
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Blair R. Couey
President and Chief Executive Officer
January 12, 2006



/s/ Blair R. Couey
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Blair R. Couey
As Acting Chief Financial Officer
January 12, 2006







A signed original of this written statement has been provided to ESI and will be retained by ESI and furnished to the Securities and Exchange Commission or its staff upon request.